                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                Class A Shares
                                Class B Shares
                                Class E Shares

                                  May 1, 2002

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

          State Street Research Investment Lehman Brothers(R)
          Trust Portfolio                  Aggregate Bond Index
          State Street Research            Portfolio
          Aurora Portfolio                 MetLife Stock Index
          State Street Research            Portfolio
          Large Cap Value                  MetLife Mid Cap Stock
          Portfolio                        Index Portfolio
          Harris Oakmark                   Morgan Stanley EAFE(R)
          Large Cap Value Portfolio        Index Portfolio
          Neuberger Berman                 Russell 2000(R) Index
          Partners Mid Cap Value           Portfolio
          Portfolio                        Franklin Templeton Small
          T. Rowe Price Large Cap          Cap
          Growth Portfolio                 Growth Portfolio
          T. Rowe Price Small Cap
          Growth Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[LOGO] MetLife
[LOGO] STATE STREET RESEARCH
[LOGO] HARRIS ASSOCIATES L.P.
              ----------------
              Investment Management
[LOGO] NEUBERGER BERMAN
[LOGO] T. Rowe Price
[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                               Page
                                                             in this
         Subject                                            Prospectus
         -------                                            ----------

         Risk/Return Summary...............................      2

         Performance and Volatility........................     10

         About the Investment Managers.....................     18

         Portfolio Turnover Rates..........................     23

         Dividends, Distributions and Taxes................     23

         General Information About the Fund and its Purpose     23

         Sale and Redemption of Shares.....................     24

         Financial Highlights..............................     25

         Appendix A--Portfolio Manager Prior Performance...     38

         Appendix B--Certain Investment Practices..........     39
         Appendix C--Description of Some Investments,
           Techniques, and Risks...........................     42

Risk/Return Summary

[SIDEBAR: Carefully review the investment objective and practices of any Portfolio and consider your ability to assume the risks involved before investing in a Portfolio.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, there is no assurance that a Portfolio will achieve its investment objective. You should carefully review the investment objectives and practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. You may lose money by investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's market capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:

Investment objective:  long-term growth of capital and income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies that have long-term growth potential. In selecting stocks, the Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what the portfolio manager believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Portfolio]

About the State Street Research Aurora Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company stocks which in the opinion of State Street Research & Management Company ("State Street Research") are value stocks. "Small Company Stocks" mean stocks issued by companies that, at the time the Portfolio purchases the security, do not have a market capitalization larger than the market capitalization of the largest company in the Russell 2000 Index. As of June 30, 2001, the largest capitalization in this index was $1.4 billion. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Value investing." Volatility may be indicative of risk.

[SIDEBAR: State Street Research Large Cap Value Portfolio]

About the State Street Research Large Cap Value Portfolio:

Investment Objective:  long-term growth of capital.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of large capitalization stocks. You will receive 60 days prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. The Russell 1000 Index is an index of the 1,000 largest publicly traded U.S. companies. In the future, the portfolio managers may define large capitalization companies using a different index or classification system.

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services. The Portfolio will invest primarily in common stocks, but may also invest in preferred stocks and in securities convertible into stock, such as warrants. The Portfolio may also invest up to 20% of its assets in stocks of companies which are not large capitalization companies. The Portfolio may also invest in other securities, such as bonds and growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Value investing;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective:  long-term capital appreciation.

Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in equity securities of large capitalization U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. Harris Associates L.P. ("Harris") defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2001, this included companies with capitalizations of approximately $1.4 billion and above. Harris' chief consideration in selecting equity securities for the Portfolio is its judgment as to the size of the discount at which the security trades, relative to Harris' view of the security's economic value.

Harris' investment philosophy is predicated on the belief that, over time, market price and value converge and that investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. Harris uses several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. Harris also believes the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective:  capital growth.

Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in common stocks of mid capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. Neuberger Berman Management Inc. ("Neuberger Berman") defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 30, 2001, this included companies with market capitalizations between approximately $1.4 billion and $12 billion. Neuberger Berman uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed by Neuberger Berman to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in a diversified group of large capitalization growth companies. You will receive 60 days prior notice if this 80% minimum is going to change. The portfolio managers define large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2001, this included companies with capitalizations of approximately $1.4 billion and above. T. Rowe Price Associates Inc. ("T. Rowe Price") mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective:  long-term capital growth.

Principal investment strategies: The Portfolio invests under normal market conditions at least 80% of its assets in a diversified group of small capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2001, this included companies with market capitalizations of approximately $3.6 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. T. Rowe Price expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations' ;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective:  long-term capital growth.

Principal Investment Strategies: The Portfolio invests, under normal market conditions, at least 80% of its assets in the equity securities of U.S. small capitalization companies. You will receive 60 days prior notice if this 80% minimum is going to change. For this Portfolio, small cap companies are those companies with market capitalizations, at the time of purchase by the Portfolio not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2500 Growth Index, whichever is greater. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies and foreign securities. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings. No more than 15% of the Portfolio's net assets may be invested in illiquid securities.

Franklin Advisers, Inc. ("Franklin Templeton") is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" "Growth investing;" "Sector investing;'' and "Investing in securities of foreign issuers." Volatility may be indicative of risk.

[SIDEBAR: The Index Portfolios]

About all the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the investment objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percentage, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. MetLife will attempt to maintain a target correlation coefficient of at least .95 for each Portfolio.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Lehman Brothers Aggregate Bond Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen by MetLife to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]
MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies:   The S&P 500 Index consists of 500 common
stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective:  to equal the performance of the MSCI EAFE Index.

Principal investment strategies:   The MSCI EAFE Index (also known as the
Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2001, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by MetLife to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective:  to equal the return of the Russell 2000 Index.

Principal investment strategies:   The Russell 2000 Index is composed of
approximately 2,000 small capitalization companies. As of June 30, 2001, the average stock market capitalization of companies in the Russell 2000 Index was approximately $530 million. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]
About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies:   The S&P MidCap 400 Index consists of the
common stock of approximately 400 mid capitalization companies. As of December 31, 2001, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $3.0 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with 'special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past. .. Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
.. The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
.. In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
.. Return calculations do not reflect insurance product or tax-exempt qualified plan fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                                    [CHART]

             State Street Research Investment Trust

 1992    1993    1994     1995    1996    1997    1998    1999    2000      2001
------  ------  -------  ------  ------  ------  ------  ------  -------  --------
11.56%  14.40%  (3.25)%  33.14%  22.18%  28.36%  28.18%  18.47%  (6.18)%  (17.00)%


                             Investment Results
                        Average Annual Total Returns

                          As of December 31, 2001
                        ---------------------------
                         1 Year   5 Years  10 Years
                        --------  -------  --------
State Street Research
Investment Trust
Class A                 (17.00)%    8.70%   11.79%
Class E*                (17.16)%    8.55%   11.64%
Class B*                (17.26)%    8.45%   11.54%
---------------------------------------------------
S&P 500 Index           (11.88)%   10.70%   12.93%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was (17.4)% (quarter ended September 30, 2001).


                                    [CHART]

                          State Street Research Aurora

 2001
------
15.98%

                               Investment Results
                          Average Annual Total Returns

                           As of December 31, 2001
                           -----------------------
                                         Since
                             1 Year    Inception
                             ------    ---------
State Street Research
Aurora
Class A                      15.98%     26.88%
Class E*                     15.85%     26.94%
Class B*                     15.75%     26.84%
--------------------------------------------------
Russell 2000 Value Index     14.02%     20.52%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 21.6% (quarter ended December 31, 2001) and the lowest return for a quarter was (19.8)% (quarter ended September 30, 2001).

                                [CHART]

                     HARRIS OAKMARK LARGE CAP VALUE

 1999     2000    2001
-------  ------  ------
(6.89)%  12.43%  18.37%

             Investment Results
       Average Annual Total Returns


                     As of December 31, 2001
                   ---------------------------
                                   Since
                        1 Year   Inception
                        ------   ---------
Harris Oakmark
Large Cap Value
Class A                 18.37%     6.08%
Class E*                18.23%     5.98%
Class B**                N/A        N/A
---------------------------------------------
S&P 500 Index          -11.88%     2.69%


*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended June 30, 2001) and the lowest return for a quarter was (27.7)% (quarter ended December 31, 2000).


                                    [CHART]

                   Neuberger Berman Partners Mid Cap Value

 1999    2000    2001
------  ------  -------
17.63%  28.25%  (2.51)%

                             Investment Results
                        Average Annual Total Returns

                           As of December 31, 2001
                           -----------------------
                                         Since
Neuberger Berman Partners   1 Year     Inception
Mid Cap Value Fund          -------    ---------
Class A                     (2.51)%     15.55%
Class E*                    (2.66)%     15.53%
Class B*                    (2.76)%     15.43%
--------------------------------------------------
S&P MidCap                   7.14%      13.62%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was (12.6)% (quarter ended September 30, 1999).

                                    [CHART]

                         T. Rowe Price Large Cap Growth

 1999    2000     2001
------  -------  -------
22.23%  (0.50)%  (9.90)%


                               Investment Results
                          Average Annual Total Returns

                      As of December 31, 2001
                      -----------------------
                                    Since
                        1 Year    Inception
                        -------   ---------
T. Rowe Price
Large Cap Growth
Class A                 (9.90)%      6.16%
Class E*               (10.05)%      6.06%
Class B**                 N/A         N/A
---------------------------------------------
S&P 500 Index           -11.88%      2.69%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (14.9)% (quarter ended March 31, 2001).

                                    [CHART]

                         T. Rowe Price Small Cap Growth

1998    1999    2000     2001
-----  ------  -------  -------
3.45%  27.99%  (9.09)%  (9.03)%

                               Investment Results
                          Average Annual Total Returns

                              As of December 31, 2001
                              -----------------------
                                            Since
                                1 Year    Inception
                                -------   ---------
T. Rowe Price
Small Cap Growth
Class A                         (9.03)%     5.60%
Class E*                        (9.18)%     5.45%
Class B**                        N/A        N/A
-----------------------------------------------------
Russell 2000 Growth Index       (9.23)%     3.77%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

**No Class B shares of this portfolio were outstanding as of December 31, 2001.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was (24.7)% (quarter ended September 30, 2001).




                      Franklin Templeton Small Cap Growth

 Since the Portfolio has not yet completed a full calendar year of investment operations,
          no volatility or performance information is included here.


                                     [CHART]

                     Lehman Brothers(R) Aggregate Bond Index

                               1999   2000   2001
                              -----  -----  -----
                             (1.37)% 11.41%  7.42%

                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                                             Since
                             1 Year        Inception
                             ------        ---------
Lehman Brothers
Aggregate Bond Index
Class A                       7.42%            5.83%
Class E*                      7.29%            5.74%
Class B*                      7.19%            5.64%
-------------------------------------------------------
Lehman Brothers
Aggregate Bond Index          8.44%            6.23%

*Performance information shown is the performance of the Class A shares adjustedto reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 4.4% (quarter ended September 30, 2001) and the lowest return for a quarter was (1.2)% (quarter ended June 30, 1999).

                                     [CHART]

                               MetLife Stock Index

1992   1993   1994    1995    1996    1997    1998    1999    2000      2001
-----  -----  -----  ------  ------  ------  ------  ------  -------  --------
7.44%  9.54%  1.18%  36.87%  22.66%  32.19%  28.23%  20.79%  (9.34)%  (12.13)%


                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                          1 Year    5 Years    10 Years
                          ------    -------    --------
MetLife
Stock Index
Class A                   (12.13)%    10.28%    12.55%
Class E*                  (12.30)%    10.12%    12.39%
Class B*                  (12.40)%    10.02%    12.29%
-------------------------------------------------------
S&P 500 Index             (11.88)%    10.70%    12.93%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was (14.7)% (quarter ended September 30, 2001).

                                     [CHART]

                          Morgan Stanley EAFE(R) Index

                             1999    2000     2001
                           ------- -------  --------
                            24.90% (14.48)%  (21.73)%

                               Investment Results
                          Average Annual Total Returns

                             As of December 31, 2001
                          -----------------------------
                                             Since
                              1 Year       Inception
                             --------      ---------
Morgan Stanley EAFE
Portfolio
Class A                      (21.73)%         (3.14)%
Class E*                     (21.89)%         (3.32)%
Class B*                     (21.99)%         (3.42)%
-------------------------------------------------------
MSCI EAFE(R) Index           21.44%           (2.09)%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fees of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 16.2% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.9)% (quarter ended September 30, 2001).

                                     [CHART]

                              Russell 2000(R) Index

                               1999   2000   2001
                              ------ ------- -----
                              22.73% (3.80)% 0.87%

                             Investment Results
                        Average Annual Total Returns

                            As of December 31, 2001
                          ---------------------------
                                         Since
Russell 2000 Index           1 Year    Inception
Portfolio                    ------    ---------
Class A                       0.87%      7.47%
Class E*                      0.72%      7.38%
Class B*                      0.62%      7.28%
----------------------------------------------------
Russell 2000 Index           2.49%       9.86%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 20.0% (quarter ended December 31, 2001) and the lowest return for a quarter was (20.7)% (quarter ended September 30, 2001).

                                    [CHART]


                  MetLife Mid Cap Stock Index

 2001
-------
(1.19)%

                       Investment Results
                  Average Annual Total Returns

                     As of December 31, 2001
                   ---------------------------
                                       Since
                         1 Year      Inception
                        --------     ---------
MetLife Mid Cap
Stock Index
Class A                 (1.19)%        3.68%
Class E*                (1.33)%        3.56%
Class B*                (1.43)%        3.46%
----------------------------------------------
S&P MidCap 400 Index    (0.60)%        4.73%

*Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% and 0.25% 12b-1 fee of the Class E and Class B shares, respectively.

During the period shown in the bar chart, the highest return for a quarter was 17.8% (quarter ended December 31, 2001) and the lowest return for a quarter was (16.6)% (quarter ended September 30, 2001).


                     State Street Research Large Cap Value

 Since the Portfolio has not yet completed a full calendar year of investment operations,
          no volatility or performance information is included here.

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]
Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora, State Street Research Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aurora, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolio:
Lehman Brothers Aggregate Bond Index.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolio:
Lehman Brothers Aggregate Bond Index.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolio:
Lehman Brothers Aggregate Bond Index.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Morgan Stanley EAFE Index, State Street Research Large Cap Value, Franklin Templeton Small Cap Growth, T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora, State Street Research Large Cap Value and Neuberger Berman Partners Mid Cap Value.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, T. Rowe Price Small Cap Growth, T. Rowe Price Large Cap Growth and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Sector investing: To the extent that any Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

This is a principal risk for the following Portfolios: Franklin Templeton Small Cap Growth.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.


[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and pays each sub-investment manager's fees. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2001 MetLife had $247.7 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2001, State Street Research had investment arrangements in effect for about $46 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Aurora Portfolio:

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

State Street Research Large Cap Value Portfolio:

Peter Zuger has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1976. Prior to joining the investment manager, Mr. Zuger served as a portfolio manager with American Century Investment Management.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio] Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2001, Harris had investment arrangements in effect for about $21 billion in assets.

Bill Nygren, Kevin Grant and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000 in the case of Mr. Nygren and Mr Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris. Mr. Mangan is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]
Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2001 of about $59.0 billion.

Robert I. Gendelman has managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]
T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2001, T. Rowe Price and its affiliates had investment management arrangements in effect for about $156.3 billion.

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth Portfolio]

Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $266.3 billion in assets.

The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2001 as an annual percentage of the average daily net assets of each Portfolio.

                                                           % of Average
                                                         Daily Net Assets
                                          % of Average       Paid by
                                        Daily Net Assets    Investment
                                            Paid to         Manager to
                                           Investment     Sub-Investment
Portfolio                                   Manager          Manager
-------------------------------------------------------------------------
MetLife Stock Index                          0.25%               0.035%
-------------------------------------------------------------------------
State Street Research Investment Trust       0.48%               0.31%
-------------------------------------------------------------------------
T. Rowe Price Small Cap Growth               0.52%               0.32%
-------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index         0.25%               0.035%
-------------------------------------------------------------------------
Russell 2000 Index                           0.25%               0.035%
-------------------------------------------------------------------------
Morgan Stanley EAFE Index                    0.30%               0.035%
-------------------------------------------------------------------------
T. Rowe Price Large Cap Growth               0.63%               0.43%
-------------------------------------------------------------------------
Harris Oakmark Large Cap Value               0.75%               0.43%
-------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value      0.69%               0.46%
-------------------------------------------------------------------------
MetLife Mid Cap Stock Index                  0.25%               0.035%
-------------------------------------------------------------------------
State Street Research Aurora                 0.85%               0.54%
-------------------------------------------------------------------------
Franklin Templeton Small Cap Growth          0.90%               0.60%
-------------------------------------------------------------------------

The Portfolio indicated in the following table will commence operation on or about May 1, 2002. The following shows the investment manager and sub-investment management fee schedules as an annual percentage of the average daily net assets of the Portfolio.

 -----------------------------------------------------------------------------
                                     % per                          % per
                                     annum                          annum
                                    paid to                        paid to
                   Average Daily   Investment   Average Daily   Sub-Investment
 Portfolio          Net Assets      Manager      Net Assets        Manager
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 State Street    1st $250 million    0.70%    1st $100 million      0.45%
  Research Large next $500 million   0.65%    next $150 million     0.40%
  Cap Value      over $750 million   0.60%    next $250 million     0.35%
                                              next $1.5 billion     0.30%
                                              over $2 billion       0.25%
 -----------------------------------------------------------------------------

[SIDEBAR: Fund Expenses]
MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2003, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                Percentage of
Portfolio/Class                                  net assets
---------------                                 -------------
MetLife Mid Cap Stock Index Portfolio
   Class A.....................................     0.45
   Class E.....................................     0.60
   Class B.....................................     0.70
Morgan Stanley EAFE Index Portfolio
   Class A.....................................     0.75
   Class E.....................................     0.90
   Class B.....................................     1.00
Russell 2000 Index Portfolio
   Class A.....................................     0.55
   Class E.....................................     0.70
   Class B.....................................     0.80

Franklin Templeton Small Cap Growth Portfolio
   Class A.....................................     1.05
   Class E.....................................     1.20
   Class B.....................................     1.30

State Street Research Large Cap Value Portfolio
   Class A.....................................     0.85
   Class E.....................................     1.00
   Class B.....................................     1.10

These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred in the case of Franklin Templeton Small Cap Growth Portfolio and five years after the end of the fiscal year in which such expense was incurred in the case of State Street Research Large Cap Value Portfolio.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested.]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract or through an eligible tax-exempt qualified plan.

General Information About the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that Class E and Class B shares pay a service fee under a distribution and services plan (Rule 12b-1 fees) of 0.15% and 0.25%, respectively, of average daily net assets of the respective class.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise require a shareholder vote or to materially amend a sub-investment management agreement. Such continuations or amendment must be approved by the Board of Directors of the Fund. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

[SIDEBAR: Fund shares are available only through variable life, variable benefit options, variable annuity contracts and to certain eligible qualified retirement plans.]
The Fund offers its shares to separate accounts of MetLife and its affiliated insurance companies ("Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund will offer shares directly to Qualified Plans through a separate prospectus. Not all of the Portfolios of the Fund are used as investment vehicles by a separate account or Qualified Plan. The terms "shareholder" or "shareholders" in this Prospectus refer to each Insurance Company or Qualified Plan.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance or variable annuity separate accounts, or Qualified Plans, to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners.

Sale and Redemption of Shares

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay service fees to compensate certain other parties for providing personal customer service and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer by the Fund if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits. Your insurance company may establish different or more stringent limitations designed to deter market timers.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. Other securities held by the Portfolios are valued normally at market value. If no current market value is available for a portfolio security, the Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the sub-investment managers.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each class with shares outstanding of each Portfolio for the past 5 years, or since inception of the Class if shorter. Certain information reflects financial results for a single share of a Class. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts or to Qualified Plans. Inclusions of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2001 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share of Capital
Stock Outstanding Throughout each                            State Street Research Investment Trust Portfolio
Period:                                  --------------------------------------------------------------------------
                                                                   Class A                              Class B
                                         ----------------------------------------------------------  --------------
                                                                                                     May 1, 2001(a)
                                                           Year Ended December 31,                      through
                                         ----------------------------------------------------------   December 31,
                                            2001        2000        1999        1998        1997          2001
                                         ----------  ----------  ----------  ----------  ----------  --------------
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $    36.34  $    39.14  $    37.10  $    31.92  $    30.51      $29.14
--------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income..................       0.18        0.19        0.23        0.36        0.44        0.02
 Net realized and unrealized gain
   (loss) on investments................      (6.00)      (2.55)       6.38        8.52        7.72       (3.36)
                                         ----------  ----------  ----------  ----------  ----------      ------
   Total from investment operations.....      (5.82)      (2.36)       6.61        8.88        8.16       (3.34)
                                         ----------  ----------  ----------  ----------  ----------      ------
Less Distributions
 Distributions from net investment
   income...............................      (0.25)       0.00       (0.24)      (0.36)      (0.44)       0.00
 Distributions from net realized
   capital gains........................      (4.26)      (0.44)      (4.33)      (3.34)      (6.31)       0.00
                                         ----------  ----------  ----------  ----------  ----------      ------
   Total distributions..................      (4.51)      (0.44)      (4.57)      (3.70)      (6.75)       0.00
                                         ----------  ----------  ----------  ----------  ----------      ------

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92      $25.80
--------------------------------------------------------------------------------------------------------------------
 Total Return (%).......................      (17.0)       (6.2)       18.5        28.2        28.4       (11.5)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................       0.53        0.50        0.49        0.53        0.43        0.78 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................       0.50        0.49          --          --          --        0.75 (c)
Ratio of net investment income to
 average net assets (%).................       0.58        0.48        0.59        1.04        1.37        0.45 (c)
Portfolio turnover rate (%).............        101          86          83          74          83         101
 Net assets, end of period (000)........ $2,457,339  $3,278,964  $3,623,316  $3,112,081  $2,349,062      $2,849

Selected Data For a Share of Capital
Stock Outstanding Throughout each
Period:
                                            Class E
                                         --------------
                                         May 1, 2001(a)
                                            through
                                          December 31,
                                              2001
                                         --------------
-------------------------------------------------------
Net Asset Value, Beginning of Period....     $29.23
-------------------------------------------------------
Income From Investment Operations
 Net investment income..................       0.01
 Net realized and unrealized gain
   (loss) on investments................      (3.35)
                                             ------
   Total from investment operations.....      (3.34)
                                             ------
Less Distributions
 Distributions from net investment
   income...............................       0.00
 Distributions from net realized
   capital gains........................       0.00
                                             ------
   Total distributions..................       0.00
                                             ------

-------------------------------------------------------
Net Asset Value, End of Period..........     $25.89
-------------------------------------------------------
 Total Return (%).......................      (11.4)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................       0.68 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................       0.65 (c)
Ratio of net investment income to
 average net assets (%).................       0.43 (c)
Portfolio turnover rate (%).............        101
 Net assets, end of period (000)........     $   11

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of
Capital Stock Outstanding                                           MetLife Stock Index Portfolio
Throughout each Period:             -----------------------------------------------------------------------------------------
                                                              Class A                                Class B          Class E
                                    ----------------------------------------------------------  ------------------ --------------
                                                                                                January 2, 2001(a) May 1, 2001(a)
                                                      Year Ended December 31,                        through          through
                                    ----------------------------------------------------------     December 31,     December 31,
                                       2001        2000        1999        1998        1997            2001             2001
                                    ----------  ----------  ----------  ----------  ----------  ------------------ --------------
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................ $    35.26  $    40.59  $    35.38  $    28.78  $    22.23       $ 33.71           $33.45
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net investment income............       0.33        0.34        0.37        0.37        0.34          0.17             0.00
  Net realized and unrealized gain
   (loss) on investments...........      (4.59)      (4.07)       6.89        7.75        6.79         (3.45)           (2.91)
                                    ----------  ----------  ----------  ----------  ----------       -------           ------
  Total from investment
   operations......................      (4.26)      (3.73)       7.26        8.12        7.13         (3.28)           (2.91)
                                    ----------  ----------  ----------  ----------  ----------       -------           ------
Less Distributions
  Distributions from net
   investment income...............      (0.09)      (0.35)      (0.36)      (0.36)      (0.34)        (0.09)            0.00
  Distributions from net realized
   capital gains...................      (0.31)      (1.25)      (1.69)      (1.16)      (0.24)        (0.31)            0.00
                                    ----------  ----------  ----------  ----------  ----------       -------           ------
   Total distributions.............      (0.40)      (1.60)      (2.05)      (1.52)      (0.58)        (0.40)            0.00
                                    ----------  ----------  ----------  ----------  ----------       -------           ------
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..... $    30.60  $    35.26  $    40.59  $    35.38  $    28.78       $ 30.03           $30.54
---------------------------------------------------------------------------------------------------------------------------------
  Total Return (%).................      (12.2)       (9.3)       20.8        28.2        32.2          (9.8)(b)         (8.7)(b)
Ratio of operating expenses to
 average net assets (%)............       0.31        0.28        0.29        0.30        0.33          0.56 (c)         0.46 (c)
Ratio of net investment income to
 average net assets (%)............       1.02        0.88        1.01        1.21        1.47          0.83 (c)         0.93 (c)
Portfolio turnover rate (%)........          5           7           9          15          11             5                5
Net assets, end of period (000).... $3,665,168  $3,999,903  $4,205,202  $3,111,919  $2,020,480       $17,421           $   33

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock                       T. Rowe Price Small Cap Growth Portfolio
Outstanding Throughout each Period:               -------------------------------------------------------------------
                                                                          Class A                             Class E
                                                  -----------------------------------------------------    --------------
                                                                                          March 3, 1997(a) May 1, 2001(a)
                                                          Year Ended December 31,             through         through
                                                  --------------------------------------    December 31,    December 31,
                                                    2001      2000      1999      1998          1997            2001
                                                  --------  --------  --------  --------  ---------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............. $  14.30  $  15.73  $  12.29  $  11.88      $ 10.00          $12.22
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss............................    (0.04)    (0.03)    (0.03)     0.00         0.00            0.00
  Net realized and unrealized gain (loss) on
   investments...................................    (1.27)    (1.40)     3.47      0.41         1.88           (0.42)
                                                  --------  --------  --------  --------      -------          ------
  Total from investment operations...............    (1.31)    (1.43)     3.44      0.41         1.88           (0.42)
                                                  --------  --------  --------  --------      -------          ------
Less Distributions
  Distributions from net investment income.......     0.00      0.00      0.00      0.00         0.00            0.00
  Distributions from net realized capital gains..    (1.10)     0.00      0.00      0.00         0.00            0.00
                                                  --------  --------  --------  --------      -------          ------
   Total distributions...........................    (1.10)     0.00      0.00      0.00         0.00            0.00
                                                  --------  --------  --------  --------      -------          ------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................... $  11.89  $  14.30  $  15.73  $  12.29      $ 11.88          $11.80
-------------------------------------------------------------------------------------------------------------------------
  Total Return (%)...............................     (9.0)     (9.1)     28.0       3.5        18.8 (b)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.61      0.58      0.61      0.67        0.67 (c)         0.76 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................       --      0.58        --        --           --              --
Ratio of net investment income/(loss) to average
 net assets (%)..................................    (0.34)    (0.19)    (0.27)    (0.02)       0.01 (c)         0.00 (c)
Portfolio turnover rate (%)......................       38        68        68        38          13 (c)           38
Net assets, end of period (000).................. $298,699  $337,343  $269,518  $189,132      $94,020          $  0.1
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --        --        0.86 (c)           --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock                           Harris Oakmark Large Cap Value Portfolio
Outstanding Throughout each Period:                       -----------------------------------------------------------
                                                                              Class A                        Class E
                                                          -------------------------------------------     --------------
                                                                                      November 9, 1998(a) May 1, 2001(a)
                                                            Year Ended December 31,         through          through
                                                          --------------------------     December 31,      December 31,
                                                            2001      2000     1999          1998              2001
                                                          --------  -------  -------  ------------------- --------------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................... $   9.79  $  8.93  $  9.70        $10.00            $11.00
------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..................................     0.08     0.13     0.10          0.03              0.00
  Net realized and unrealized gain (loss) on investments.     1.72     0.97    (0.78)        (0.30)             0.55
                                                          --------  -------  -------        ------            ------
   Total from investment operations......................     1.80     1.10    (0.68)        (0.27)             0.55
                                                          --------  -------  -------        ------            ------
Less Distributions
  Distributions from net investment income...............    (0.03)   (0.14)   (0.08)        (0.03)             0.00
  Distributions from net realized capital gains..........     0.00    (0.10)   (0.01)         0.00              0.00
                                                          --------  -------  -------        ------            ------
   Total distributions...................................    (0.03)   (0.24)   (0.09)        (0.03)             0.00
                                                          --------  -------  -------        ------            ------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................... $  11.56  $  9.79  $  8.93        $ 9.70            $11.55
------------------------------------------------------------------------------------------------------------------------
  Total Return (%).......................................     18.4     12.4     (6.9)         (2.7)(b)          5.0 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................     0.86     0.94     0.91          0.70 (c)          1.01(c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................     0.84     0.85       --            -- (c)          0.98(c)
Ratio of net investment income to average net assets (%).     0.98     1.74     1.63          2.47 (c)          1.28(c)
Portfolio turnover rate (%)..............................       33       82       17            16 (c)            33
Net assets, end of period (000).......................... $213,758  $53,575  $38,378        $8,658            $  185
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)...........................       --       --     1.15          1.79 (c)            --

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of
Capital Stock Outstanding                                   Neuberger Berman Partners Mid Cap Value Portfolio
Throughout each Period:                       --------------------------------------------------------------------------
                                                                  Class A                         Class B         Class E
                                              --------------------------------------------     --------------  --------------
                                                       Year Ended          November 9, 1998(a) May 1, 2001(a)  May 1, 2001(a)
                                                      December 31,               through          through         through
                                              ---------------------------     December 31,      December 31,    December 31,
                                                2001      2000      1999          1998              2001            2001
                                              --------  --------  -------  ------------------- --------------  --------------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......... $  14.82  $  11.97  $ 10.73        $10.00            $14.36          $14.37
------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income......................     0.13      0.04     0.06          0.03              0.04            0.00
  Net realized and unrealized gain (loss) on
   investments...............................    (0.50)     3.35     1.80          0.71             (0.28)          (0.22)
                                              --------  --------  -------        ------            ------          ------
   Total from investment operations..........    (0.37)     3.39     1.86          0.74             (0.24)          (0.22)
                                              --------  --------  -------        ------            ------          ------
Less Distributions
  Distributions from net investment
   income....................................    (0.03)    (0.04)   (0.07)        (0.01)             0.00            0.00
  Distributions from net realized capital
   gains.....................................    (0.26)    (0.50)   (0.55)         0.00              0.00            0.00
                                              --------  --------  -------        ------            ------          ------
   Total distributions.......................    (0.29)    (0.54)   (0.62)        (0.01)             0.00            0.00
                                              --------  --------  -------        ------            ------          ------
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............... $  14.16  $  14.82  $ 11.97        $10.73            $14.12          $14.15
------------------------------------------------------------------------------------------------------------------------------
  Total Return (%)...........................     (2.5)     28.3     17.6           7.4 (b)          (1.7)(b)        (1.5)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.81      0.87     0.72          0.68 (c)          1.06 (c)        0.96 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d)......     0.69      0.76       --            -- (c)          0.97 (c)        0.87 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.58     0.86          2.61 (c)          0.77 (c)        0.67 (c)
Portfolio turnover rate (%)..................      212       207      134            21 (c)           212             212
Net assets, end of period (000).............. $160,074  $131,356  $38,722        $8,647            $2,410          $   32
The Ratios of operating expenses to
 average net assets without giving effect
 to the voluntary expense agreement
 would have been (%).........................       --        --     1.18          1.86 (c)            --              --

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock                           T. Rowe Price Large Cap Growth Portfolio
Outstanding Throughout each Period:                       -----------------------------------------------------------
                                                                              Class A                         Class E
                                                          --------------------------------------------     --------------
                                                                                       November 9, 1998(a) May 1, 2001(a)
                                                            Year Ended December 31,          through          through
                                                          ---------------------------     December 31,      December 31,
                                                            2001      2000      1999          1998              2001
                                                          --------  --------  -------  ------------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................... $  12.93  $  13.41  $ 11.02        $10.00            $12.32
-------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..................................     0.03      0.03     0.02          0.01              0.00
  Net realized and unrealized gain (loss) on investments.    (1.31)    (0.09)    2.43          1.02             (0.69)
                                                          --------  --------  -------        ------            ------
   Total from investment operations......................    (1.28)    (0.06)    2.45          1.03             (0.69)
                                                          --------  --------  -------        ------            ------
Less Distributions
  Distributions from net investment income...............    (0.01)    (0.02)   (0.03)        (0.01)             0.00
  Distributions from net realized capital gains..........     0.00     (0.40)   (0.03)         0.00              0.00
                                                          --------  --------  -------        ------            ------
   Total distributions...................................    (0.01)    (0.42)   (0.06)        (0.01)             0.00
                                                          --------  --------  -------        ------            ------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................... $  11.64  $  12.93  $ 13.41        $11.02            $11.63
-------------------------------------------------------------------------------------------------------------------------
  Total Return (%).......................................     (9.9)     (0.4)    22.2          10.3 (b)          (5.6)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................     0.76      0.78     0.87          0.50 (c)          0.91 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................     0.75      0.77       --            -- (c)          0.90 (c)
Ratio of net investment income to average net assets (%).     0.27      0.23     0.23          0.93 (c)          0.75 (c)
Portfolio turnover rate (%)..............................       67        62       46             6 (c)            67
Net assets, end of period (000).......................... $173,218  $180,072  $51,402        $6,740            $   23
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense
 agreement would have been (%)...........................       --        --     1.31          2.62 (c)            --

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock                   Lehman Brothers Aggregate Bond Index Portfolio
Outstanding Throughout each Period:               -----------------------------------------------------------------
                                                                   Class A                     Class B      Class E
                                                  ---------------------------------------    ------------ ------------
                                                                                November 9,   January 2,     May 1,
                                                                                  1998(a)      2001(a)      2001(a)
                                                     Year Ended December 31,      through      through      through
                                                  ----------------------------  December 31, December 31, December 31,
                                                    2001      2000      1999        1998         2001         2001
                                                  --------  --------  --------  ------------ ------------ ------------
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............. $   9.90  $   9.45  $  10.06    $ 10.00      $  9.93       $ 9.97
----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment income..........................     0.54      0.63      0.48       0.07         0.38         0.02
  Net realized and unrealized gain (loss) on
   investments...................................     0.19      0.45     (0.62)      0.07         0.23         0.46
                                                  --------  --------  --------    -------      -------       ------
   Total from investment operations..............     0.73      1.08     (0.14)      0.14         0.61         0.48
                                                  --------  --------  --------    -------      -------       ------
Less Distributions
  Distributions from net investment income.......    (0.17)    (0.63)    (0.47)     (0.08)       (0.17)        0.00
  Distributions from net realized capital gains..     0.00      0.00      0.00       0.00         0.00         0.00
                                                  --------  --------  --------    -------      -------       ------
   Total distributions...........................    (0.17)    (0.63)    (0.47)     (0.08)       (0.17)        0.00
                                                  --------  --------  --------    -------      -------       ------
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................... $  10.46  $   9.90  $   9.45    $ 10.06      $ 10.37       $10.45
----------------------------------------------------------------------------------------------------------------------
  Total Return (%)...............................      7.4      11.4      (1.4)       1.4(b)       6.1(b)      4.8 (b)
Ratio of operating expenses to average net assets
 (%).............................................     0.38      0.37      0.40       0.42(c)      0.63(c)      0.53(c)
Ratio of net investment income to average net
 assets (%)......................................     5.66      6.54      6.06       5.28(c)      5.33(c)      5.74(c)
Portfolio turnover rate (%)......................       18        15        96         11(c)        18           18
Net assets, end of period (000).................. $254,357  $145,837  $129,339    $58,810      $16,276       $   87
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........       --        --        --       0.59(c)        --           --

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital
Stock Outstanding Throughout each                               Morgan Stanley EAFE Index Portfolio
Period:                                  ------------------------------------------------------------------------------
                                                             Class A                           Class B          Class E
                                         --------------------------------------------     ------------------ --------------
                                                  Year Ended          November 9, 1998(a) January 2, 2001(a) May 1, 2001(a)
                                                 December 31,               through            through          through
                                         ---------------------------     December 31,        December 31,     December 31,
                                           2001      2000      1999          1998                2001             2001
                                         --------  --------  -------  ------------------- ------------------ --------------
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  11.22  $  13.34  $ 10.80       $  10.00             $11.12           $10.43
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income..................     0.09      0.07     0.10           0.01               0.04             0.00
 Net realized and unrealized gain
   (loss) on investments................    (2.52)    (2.00)    2.58           0.80              (2.46)           (1.69)
                                         --------  --------  -------       --------             ------           ------
   Total from investment operations.....    (2.43)    (1.93)    2.68           0.81              (2.42)           (1.69)
                                         --------  --------  -------       --------             ------           ------
Less Distributions
 Distributions from net investment
   income...............................    (0.03)    (0.11)   (0.06)         (0.01)             (0.03)            0.00
 Distributions from net realized
   capital gains........................    (0.01)    (0.08)   (0.08)          0.00              (0.01)            0.00
                                         --------  --------  -------       --------             ------           ------
   Total distributions..................    (0.04)    (0.19)   (0.14)         (0.01)             (0.04)            0.00
                                         --------  --------  -------       --------             ------           ------
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $   8.75  $  11.22  $ 13.34       $  10.80             $ 8.66           $ 8.74
---------------------------------------------------------------------------------------------------------------------------
 Total Return (%).......................    (21.7)    (14.5)    24.9            8.1 (b)          (21.8)(b)        (16.2)(b)
Ratio of operating expenses to average
 net assets (%).........................     0.70      0.58     0.50           0.49 (c)           0.95 (c)         0.85 (c)
Ratio of net investment income to
 average net assets (%).................     1.00      0.76     1.25           0.71 (c)           0.46 (c)         0.00 (c)
Portfolio turnover rate (%).............        9        10       44             13 (c)              9                9
Net assets, end of period (000)......... $112,775  $100,950  $82,355        $25,453             $4,099           $   61
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     0.82      0.78     1.77           1.41 (c)          1.0 7 (c)         0.97 (c)

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital
Stock Outstanding Throughout each                                   Russell 2000 Index Portfolio
Period:                                  -------------------------------------------------------------------------------
                                                              Class A                           Class B          Class E
                                         ---------------------------------------------     ------------------ --------------
                                                                       November 9, 1998(a)                    May 1, 2001(a)
                                            Year Ended December 31,          through       January 2, 2001(a)    through
                                         ----------------------------     December 31,          through        December 31,
                                           2001      2000      1999           1998         December 31, 2001       2001
                                         --------  --------  --------  ------------------- ------------------ --------------
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.... $  10.37  $  12.52  $  10.53        $ 10.00             $ 9.84          $ 10.46
----------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income..................     0.10      0.11      0.08           0.02               0.06             0.01
 Net realized and unrealized gain
   (loss) on investments................    (0.01)    (0.55)     2.29           0.53               0.46            (0.05)
                                         --------  --------  --------        -------             ------          -------
   Total from investment operations.....     0.09     (0.44)     2.37           0.55               0.52            (0.04)
                                         --------  --------  --------        -------             ------          -------
Less Distributions
 Distributions from net investment
   income...............................    (0.03)    (0.11)    (0.08)         (0.02)             (0.03)            0.00
 Distributions from net realized
   capital gains........................     0.00     (1.60)    (0.30)          0.00               0.00             0.00
                                         --------  --------  --------        -------             ------          -------
   Total distributions..................    (0.03)    (1.71)    (0.38)         (0.02)             (0.03)            0.00
                                         --------  --------  --------        -------             ------          -------
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $  10.43  $  10.37  $  12.52        $ 10.53             $10.33          $ 10.42
----------------------------------------------------------------------------------------------------------------------------
 Total Return (%).......................      0.9      (3.8)     22.7            5.5 (b)            5.3 (b)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................     0.55      0.55      0.45           0.40 (c)           0.80 (c)         0.70 (c)
Ratio of net investment income to
 average net assets (%).................     1.03      0.89      1.04           1.46 (c)           0.83 (c)         1.58 (c)
Portfolio turnover rate (%).............       47        78        67              3 (c)             47               47
Net assets, end of period (000)......... $141,958  $125,738  $111,729        $38,147             $7,292          $     8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     0.56      0.55      0.89           1.04 (c)           0.81 (c)         0.71 (c)

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital                       State Street Research
Stock Outstanding Throughout each                             Aurora Portfolio
Period:                                  ------------------------------------------------------
                                                   Class A               Class B        Class E
                                         ------------------------     -------------- --------------
                                                      July 5, 2000(a) May 1, 2001(a) May 1, 2001(a)
                                          Year Ended      through        through        through
                                         December 31,  December 31,    December 31,   December 31,
                                             2001          2000            2001           2001
                                         ------------ --------------- -------------- --------------
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....   $  12.24       $ 10.00         $14.12         $14.12
---------------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income..................       0.02          0.03           0.00          (0.01)
 Net realized and unrealized gain
   (loss) on investments................       1.94          2.29           0.00           0.01
                                           --------       -------         ------         ------
   Total from investment operations.....       1.96          2.32           0.00           0.00
                                           --------       -------         ------         ------
Less Distributions
 Distributions from net investment
   income...............................      (0.01)        (0.03)          0.00           0.00
 Distributions from net realized
   capital gains........................      (0.06)        (0.05)          0.00           0.00
                                           --------       -------         ------         ------
   Total distributions..................      (0.07)        (0.08)          0.00           0.00
                                           --------       -------         ------         ------
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..........   $  14.13       $ 12.24         $14.12         $14.12
---------------------------------------------------------------------------------------------------
 Total Return (%).......................       16.0         23. 2 (b)        0.0 (b)        0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................       0.98          1.05 (c)       1.23 (c)       1.13 (c)
Ratio of net investment income to
 average net assets (%).................       0.18          1.12 (c)       0.00 (c)      (0.25)(c)
Portfolio turnover rate (%).............         15            24 (c)         15             15
Net assets, end of period (000).........   $291,426       $54,379         $  0.1         $6,720
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........         --          1.34 (c)         --             --

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                             FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital
Stock Outstanding Throughout each               Metlife Mid Cap Stock Index Portfolio
Period:                                  ------------------------------------------------
                                                  Class A            Class B      Class E
                                         ----------------------    ------------ ------------
                                                        July 5,     January 2,     May 1,
                                             Year       2000(a)      2001(a)      2001(a)
                                            Ended       through      through      through
                                         December 31, December 31, December 31, December 31,
                                             2001         2000         2001         2001
                                         ------------ ------------ ------------ ------------
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....   $ 10.64      $ 10.00       $10.54       $10.54
---------------------------------------------------------------------------------------------
Income From Investment Operations
 Net investment income..................      0.06         0.03         0.04         0.00
 Net realized and unrealized gain
   (loss) on investments................     (0.19)        0.66        (0.10)       (0.09)
                                           -------      -------       ------       ------
   Total from investment operations.....     (0.13)        0.69        (0.06)       (0.09)
                                           -------      -------       ------       ------
Less Distributions
 Distributions from net investment
   income...............................     (0.02)       (0.03)       (0.02)        0.00
 Distributions from net realized
   capital gains........................     (0.03)       (0.02)       (0.03)        0.00
                                           -------      -------       ------       ------
   Total distributions..................     (0.05)       (0.05)       (0.05)        0.00
                                           -------      -------       ------       ------
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period..........   $ 10.46      $ 10.64       $10.43       $10.45
---------------------------------------------------------------------------------------------
 Total Return (%).......................      (1.2)       6.8  (b)     3.1  (b)      (0.9)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.45       0.45  (c)     0.70 (c)     0.60 (c)
 Ratio of net investment income to
   average net assets (%)...............      0.71       0.92  (c)     0.48 (c)     0.00 (c)
Portfolio turnover rate (%).............        45        124  (c)        45           45
Net assets, end of period (000).........   $97,505      $61,934       $5,895       $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........      0.52       0.83  (c)     0.77 (c)     0.67 (c)

--------
(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                                                                              Franklin Templeton Small Cap
Selected Data For a Share of Capital Stock                                          Growth Portfolio
Outstanding Throughout each Period:                                   ----------------------------------------
                                                                         Class A        Class B        Class E
                                                                      -------------- -------------- --------------
                                                                      May 1, 2001(a) May 1, 2001(a) May 1, 2001(a)
                                                                         through        through        through
                                                                       December 31,   December 31,   December 31,
                                                                           2001           2001           2001
                                                                      -------------- -------------- --------------
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................................     $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
  Net investment loss................................................       0.00          (0.01)          0.00
  Net realized and unrealized gain (loss) on investments.............      (1.12)         (1.11)         (1.12)
                                                                          ------         ------         ------
   Total from investment operations..................................      (1.12)         (1.12)         (1.12)
                                                                          ------         ------         ------
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................................     $ 8.88         $ 8.88         $ 8.88
------------------------------------------------------------------------------------------------------------------
  Total Return (%)...................................................      (11.2)(b)      (11.2)(b)      (11.2)(b)
Ratio of operating expenses to average net assets (%)................       1.05 (c)       1.30 (c)       1.20 (c)
Ratio of net investment loss to average net assets (%)...............       0.00 (c)      (0.51)(c)      (0.41)(c)
Portfolio turnover rate (%)..........................................         67 (c)         67 (c)         67 (c)
Net assets, end of period (000)......................................     $7,468         $4,493         $    6
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%).......       2.69 (c)       2.94 (c)       2.84 (c)

--------
(a)Commencement of Operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

Appendix A To Prospectus

State Street Research Large Cap Value Portfolio Similarly Managed Fund Prior Performance

Because the State Street Research Large Cap Value Portfolio will not commence operations until on or about the date of this Prospectus, no performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year and three-year periods ended December 31, 2001 for a similar mutual fund that is managed by the same sub-investment manager, and which has substantially similar investment strategies, policies and objectives, as this Portfolio. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also shows the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the related Portfolio over the period since it adopted substantially similar investment strategies, policies and objectives to those of the Portfolio.

The similar mutual fund is shown for illustrative purposes only and does not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of the other mutual fund.

The performance figures set forth below do not reflect any of the charges, deductions, fees or other expenses under the terms of the variable annuity contracts and variable life insurance policies, or under Qualified Plans that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

                                                                          State Street
State Street Research             State Street                              Research
                                    Research                               Large Cap
Total Return for                   Large-Cap               Russell 1000      Value
Period (unaudited)                Value Fund/1/ S&P 500/2/ Value Index/2/  Portfolio
------------------                ------------  ---------  -------------  ------------
One Year (12/31/00 to 12/31/01)..     1.71%      -11.88%       -5.59%          --
Three Year (12/31/98 to 12/31/01)     4.36%      - 1.02%        2.74%          --

--------
/1/ As of December 31, 2001, State Street Research Large-Cap Value Fund, a mutual fund, had assets of $145 million. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results. The one-year and three-year performance figures shown are for the Class S shares of the State Street Research Large-Cap Value Fund, which commenced operations in 1986. The performance shown is for the period since November, 1998, when investment strategies substantially similar to those of the State Street Research Large Cap Value Portfolio were adopted.
/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

Portfolio                                         Portfolio
Number    Portfolio Name                          Number    Portfolio Name
------    --------------                          ------    --------------
    3.    State Street Research Investment Trust     13.    Morgan Stanley EAFE Index
    5.    Harris Oakmark Large Cap Value             14.    Russell 2000 Index
    7.    Neuberger Berman Partners Mid Cap Value    15.    MetLife Mid Cap Stock Index
    9.    T. Rowe Price Large Cap Growth             17.    State Street Research Aurora
   10.    T. Rowe Price Small Cap Growth             19.    Franklin Templeton Small Cap Growth
   11.    Lehman Brothers Aggregate Bond Index       20.    State Street Research Large Cap Value
   12.    MetLife Stock Index

                                                               Percentage limit per Portfolio
Item Investment practice                      Portfolios       on assets/1/
-----------------------------------------------------------------------------------------------------
 1   Sell covered call options on securities  All              None
     and stock indices as a hedge against or
     to minimize anticipated loss in value.
-----------------------------------------------------------------------------------------------------
 2   Sell covered put options on securities   9,10,17,19,20    None
     and stock indices to earn additional
     income, as a hedge against or to
     minimize anticipated loss in value.
-----------------------------------------------------------------------------------------------------
 3   Sell covered put and covered call        9,10,17, 20      None
     options on currencies as a hedge
     against anticipated declines in
     currency exchange rates in which
     securities are held or to be purchased
     or to earn additional income.
-----------------------------------------------------------------------------------------------------
 4   Purchase put options on securities and   All, except 7    None
     indices that correlate with a
     Portfolio's securities for defensive
     purposes in order to protect against
     anticipated declines in values.
-----------------------------------------------------------------------------------------------------
 5   Purchase call options on securities and  All, except 7    None
     indices that correlate with that
     Portfolio's securities.
-----------------------------------------------------------------------------------------------------
 6   Purchase put options on currencies for   3,9,10,17,19,20  None
     defensive purposes in order to protect
     against anticipated declines in values
     on currencies in which a Portfolio's
     securities are or may be denominated.
-----------------------------------------------------------------------------------------------------
 7   Purchase call options on currencies      3,9,10,17,19,20  None
     that correlate with the currencies in
     which the Portfolio's securities may be
     denominated.
-----------------------------------------------------------------------------------------------------
 8   Purchase and sell otherwise permitted    3,5,7,17,19,20   None
     stock, currency, and index put and call
     options "over-the-counter" (rather than
     only on established exchanges).
-----------------------------------------------------------------------------------------------------
 9   Purchase and sell futures contracts (on  All, except      Combined limit on the sum of the
     recognized futures exchanges) on debt    7,12,13,14,15,19 initial margin for futures and options
     securities and indices of debt                            sold on futures, plus premiums paid
     securities as a hedge against or to                       for unexpired options on futures, is
     minimize adverse principal fluctuations                   5% of total assets (excluding "in the
     resulting from anticipated interest                       money" and "bona fide hedging" as
     rate changes or to adjust exposure to                     defined by the Commodity Futures
     the bond market.                                          Trading Commission)
-----------------------------------------------------------------------------------------------------
10   Purchase and sell future contracts (on   All, except      Same as Item 9
     recognized futures exchanges) on equity  5,7,11
     securities or stock indices as a hedge
     or to enhance return.
-----------------------------------------------------------------------------------------------------
11   Purchase and sell currency futures       9,10,17,19,20    Same as Item 9
     contracts (on recognized futures
     exchanges) as a hedge or to adjust
     exposure to the currency market.
-----------------------------------------------------------------------------------------------------
12   Sell covered call options on and         All, except 7    Same as Item 9
     purchase put and call options contracts
     on futures contracts (on recognized
     futures exchanges) of the type and for
     the same reasons the Portfolio is
     permitted to enter futures contracts.
-----------------------------------------------------------------------------------------------------

                                                                 Percentage limit per Portfolio
Item Investment practice                      Portfolios         on assets1
------------------------------------------------------------------------------------------------------
13   Sell covered put options on futures      9,10,17,19,20      Same as Item 9
     contracts (on recognized futures
     exchanges) of the type and for the same
     reasons the Portfolio is permitted to
     enter into futures contracts.
------------------------------------------------------------------------------------------------------
14   Enter into forward foreign currency      All, except        None
     exchange contracts to hedge currency     12,14,15
     risk relating to securities
     denominated, exposed to, or traded in a
     foreign currency in which the Portfolio
     may invest.
------------------------------------------------------------------------------------------------------
15   Enter into forward foreign currency      3,9,10,17,20       5% of total assets
     exchange contracts for non hedging
     purposes.
------------------------------------------------------------------------------------------------------
16   Enter into transactions to offset or     All                None
     close out any of the above.
------------------------------------------------------------------------------------------------------
17   Mortgage-related securities (except for  All                None
     IOs and POs).
------------------------------------------------------------------------------------------------------
18   Mortgage related interest only (IOs)     All, except        None
     and principal only (POs) securities.     7,12,13,14,15,19
------------------------------------------------------------------------------------------------------
19   Use swaps, caps, floors and collars on   3,9,10,11,17,20    None
     interest rates, currencies and indices
     as a risk management tool or to enhance
     return.
------------------------------------------------------------------------------------------------------
20   Invest in foreign securities (including  A.  3,12,14,15     A.  10% of total assets in securities
     investments through European Depository                       of foreign issuers except 25% of
     Receipts ("EDRs") and International                           total assets may be invested in
     Depository Receipts ("IDRs")).                                securities issued, assumed, or
                                                                   guaranteed by foreign
                                                                   governments or their political
                                                                   subdivisions or instrumentalities;
                                                                   assumed or guaranteed by
                                                                   domestic issuers; or issued,
                                                                   assumed, or guaranteed by
                                                                   foreign issuers with a class of
                                                                   securities listed on the New
                                                                   York Stock Exchange.*
                                              B.  11,13,17,20    B.  None
                                              C.  9              C.  30% of total assets (excluding
                                                                   reserves)*
                                              D.  10             D.  20% of total assets (excluding
                                                                   reserves)*
                                              E.  5,19           E.  25% of total assets*
                                              F.  7              F.  10% of total assets*
------------------------------------------------------------------------------------------------------
21   Lend Portfolio securities.               A.  3,12,19        A.  20% of total assets*
                                              B. 5,7,9,10,11,13, B.  33 1/3% of total assets*
                                                14,15,17,20
------------------------------------------------------------------------------------------------------
22   Invest in securities that are illiquid.  All                15% of total assets
------------------------------------------------------------------------------------------------------
 23  Invest in other investment companies,    A. All             A. 10% of total assets except as in B
     which may involve payment of duplicate                        below (except that only 5% of
     fees.                                                         total assets may be invested in a
                                                                   single investment company and
                                                                   no portfolio can purchase more
                                                                   than 3% of the total outstanding
                                                                   voting securities of any one
                                                                   investment company or, together
                                                                   with other investment companies
                                                                   having the same investment
                                                                   adviser, purchase more than 10%
                                                                   of the voting stock of any
                                                                   "closed-end" investment
                                                                   company).
                                              B. 9,10            B. Up to 25% of total assets may be
                                                                   invested in affiliated money
                                                                   market funds for defensive
                                                                   purposes or as a means of
                                                                   receiving a return on idle cash.
------------------------------------------------------------------------------------------------------
 24  Invest in money market instruments       3,9,10,17,20       None
     issued by a commercial bank or savings
     and loan associations (or its foreign
     branch or agency) notwithstanding that
     the bank or association has less than
     $1 billion in total assets, is not a
     member of the Federal Deposit Insurance
     Corporation, is not organized in the
     U.S., and/or is not operating in the
     U.S.
------------------------------------------------------------------------------------------------------

                                                                   Percentage limit per Portfolio
Item Investment practice                      Portfolios           on assets1
----------------------------------------------------------------------------------------------------------
 25  Invest assets in securities issued by    All                  25% of total assets. (The Fund will
     companies primarily engaged in any one                        disclose when more than 25% of a
     industry. Provided that: (a) utilities                        Portfolio's total assets are invested
     will be considered separate industries                        in four oil related industries. For
     according to type of service; (b) oil                         Portfolios 3, 11 and 17, companies
     and oil related companies will be                             engaged in the business of financing
     considered separate industries                                may be classified according to the
     according to type; and (c) savings,                           industries of their parent or sponsor
     loan associations, and finance                                companies, or industries that
     companies will be considered separate                         otherwise most affect the financing
     industries.                                                   companies).
----------------------------------------------------------------------------------------------------------
 26  Borrow in the form of short-term         All                  Together with item 27, up to  1/3 of
     credits necessary to clear Portfolio                          the amount by which total assets
     transactions; enter into reverse                              exceed total liabilities (excluding the
     repurchase arrangements with banks.                           liabilities represented by such
                                                                   obligations).*
----------------------------------------------------------------------------------------------------------
 27  Borrow money for extraordinary or        A. All, except 7     A. 5% of total assets*
     emergency purposes (e.g. to honor        B. All, except 7     B. Together with item 26, up to  1/3 of
     redemption requests which might          C. 7                   the amount by which total assets
     otherwise require the sale of                                   exceed total liabilities (excluding
     securities at an inopportune time).                             the liabilities represented by
                                                                     such obligations).*
                                                                   C.  33 1/3% of total assets, provided
                                                                     that if these obligations with
                                                                     reverse repurchase agreements
                                                                     do not exceed 5% of total assets,
                                                                     no additional securities will be
                                                                     purchased for the Portfolio.*
                                              D. 19                D. Up to 10% of total assets
----------------------------------------------------------------------------------------------------------
 28  Purchase securities on a "when-issued"   All                  None
     basis.
----------------------------------------------------------------------------------------------------------
 29  Invest in real estate interests,         All                  10% of total assets includes REIT.*
     including real estate mortgage loans.                         This limit shall not restrict
                                                                   investments in exchange-traded real
                                                                   estate investment trusts and shares
                                                                   of other real estate companies.
----------------------------------------------------------------------------------------------------------
 30  Purchase American Depository Receipts    A. 3                 A. Together with the assets
     ("ADRs").                                                       referred to in Item 20 A above,
                                                                     35% of total assets
                                              B. 7,13,17,20        B. None
                                              C. 9,12,14,15        C. Together with assets referred to
                                                                     in Item 20 C above, 30% of total
                                                                     assets
                                              D. 5,19              D. Together with assets referred to
                                                                     in Item 20 E above, 25% of total
                                                                     assets
                                              E. 10                E. Together with assets referred to
                                                                     in Item 20 D above, 20% of total
                                                                     assets
----------------------------------------------------------------------------------------------------------
31   Invest in debt securities.               A. All, except       A. None
                                                5,7,9,10,11,17,
                                                19,20
                                              B. 5,7,9,10,11,17,20 B. None on investment grade
                                              C. 19                securities but 25% of total assets for
                                                                   5, 15% for 7 and 5% for 9, 10, 11 and
                                                                   17 in below investment grade
                                                                   securities.
                                                                   C. Up to 5% in corporate debt
----------------------------------------------------------------------------------------------------------
32   Invest in preferred stocks.              All                  None
----------------------------------------------------------------------------------------------------------
33   Invest in common stocks.                 All                  None
----------------------------------------------------------------------------------------------------------
34   Invest in hybrid instruments.            A. All, except       A. None
                                                9,10
                                              B. 9,10              B. 10% of its total assets
----------------------------------------------------------------------------------------------------------
35   Enter into forward contracts on debt     All                  None
     securities.
----------------------------------------------------------------------------------------------------------

--------
 /1 /At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the sub-investment managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values or traditional measures of stock valuation. Securities may be undervalued for various reasons including special situations (i.e., where the sub-investment manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies with earnings that are projected to grow at above-average rates, compared to other similar companies.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
..  greater price volatility because they are less broadly traded
..  less available public information
.. greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
..  the inability of the issuer to meet principal and interest payments
.. loss in value due to economic recession or substantial interest rate increases

..  adverse changes in the public's perception of these securities
..  legislation limiting the ability of financial institutions to invest in these securities
..  lack of liquidity in secondary markets
..  market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
..  adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
..  limitations on repatriation of assets
..  expropriation
..  costs associated with currency conversions
..  less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
.. differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
.. lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
..  less liquidity (including due to delays in transaction settlement)
..  more price volatility
..  smaller options and futures markets, causing lack of liquidity for these securities
..  higher custodial and settlement costs
.. change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

..  inability to close out or offset futures contract transactions at favorable prices
..  reduction of the Portfolio's income
..  reduction in the value of the subject of the futures contract or of the contract itself
..  imperfect correlation between the value of the futures contract and the value of the subject of the contract
..  prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
.. total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
.. investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
.. since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
..  more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                        Metropolitan Series Fund, Inc.
                                 -------------
                         Principal Office of the Fund
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 -------------
                              Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                         (Principal Business Address)
                             Principal Underwriter
                      Metropolitan Life Insurance Company
                               1 Madison Avenue
                           New York, New York 10010
                         (Principal Business Address)
                         Custodian and Transfer Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                         (Principal Business Address)
 No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. This means the SAI is legally considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                             485 E U.S. Highway 1
                               South, 4th floor
                           Iselin, New Jersey 08830
                             Phone: (800) 638-7732

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                      Securities and Exchange Commission
                             Public Reference Room
                            Washington, D.C. 20549
                  Call 1-800-SEC-0330 (for information about
                       using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
MLIC-LD